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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of report: April 25, 2006
                        (Date of earliest event reported)



                              LTC PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)


            Maryland                       1-11314                71-0720518
(State or other jurisdiction of          (Commission           (I.R.S. Employer
 incorporation or organization)          file number)         Identification No)



                        31365 Oak Crest Drive, Suite 200
                           Westlake Village, CA 91361
                    (Address of principal executive offices)


                                 (805) 981-8655
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. -- Results of Operations and Financial Condition

On April 25, 2006, LTC Properties, Inc. announced the operating results for the first quarter ended March 31, 2006. A copy of the press release is furnished as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01. -- Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits.

99.1   Press Release issued April 25, 2006.



                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        LTC PROPERTIES, INC.



Dated:  April 25, 2006                  By:  /s/  WENDY L. SIMPSON
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                                             Wendy L. Simpson
                                             President, COO, CFO and Treasurer